UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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[ ] Soliciting material pursuant to §240.14a-12

CONTANGO ORE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONTANGO ORE, INC.
3700 Buffalo Speedway, Suite 925
Houston, Texas 77098

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 16, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Contango ORE, Inc., which will be held at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098, on Wednesday, December 16, 2015 at 10:30 a.m., Central Time.
Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Stockholders to be held on December 16, 2015
In accordance with rules issued by the Securities and Exchange Commission, you may access the Notice of Annual Meeting of Stockholders, our 2015 Proxy Statement and our Annual Report at http://www.contangoore.com/proxy
At the Annual Meeting you will be asked to vote on the following matters:

(1)	To elect our Board of Directors to serve until the annual meeting of stockholders in 2016;

(2)	To ratify the appointment of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending June 30, 2016;

(3)	To conduct a non-binding advisory vote to approve the compensation of the Company’s executives; and
(4) To conduct any other business that is properly raised at the Annual Meeting.

Stockholders who owned shares of Contango ORE, Inc.’s common stock, par value $0.01 per share, at the close of business on September 23, 2015 are entitled to receive notice of and to attend and vote at the meeting.
As a stockholder of Contango ORE, Inc., you have the right to vote on the proposals listed above. Please read the Proxy Statement carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.
You have three options in submitting your vote prior to the Annual Meeting date:
(1) You may sign and return the enclosed proxy card in the accompanying envelope;
(2) You may vote over the Internet at the address shown on your proxy card; or
(3) You may vote by Telephone using the phone number shown on your proxy card.
Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card promptly or vote over the Telephone or Internet. A postage-paid return envelope is enclosed for your convenience. If you decide to attend the Annual Meeting, you can, if you wish, revoke your proxy and vote in person. If you have any questions, please contact us through our website at www.contangoore.com, call us at (713) 877-1311, or write us at 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098.

By order of the Board of Directors
/s/ Brad Juneau
Brad Juneau
Chairman, President and Chief Executive Officer
Houston, Texas
November 4, 2015

CONTANGO ORE, INC.
3700 Buffalo Speedway, Suite 925
Houston, Texas 77098
_____________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 16, 2015
_____________________

To our Stockholders:
The Board of Directors (the “Board”) of Contango ORE, Inc., a Delaware corporation (the “Company” or “CORE”), is furnishing you with this Proxy Statement in connection with its solicitation of your proxy, in the form enclosed, for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098, on Wednesday, December 16, 2015 at 10:30 a.m., Central Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Stockholders to be held on December 16, 2015
In accordance with rules issued by the Securities and Exchange Commission, you may access the Notice of Annual Meeting of Stockholders, our 2015 Proxy Statement and our Annual Report at http://www.contangoore.com/proxy
At the Annual Meeting you will be asked to vote on the following matters:

(1)	To elect our Board of Directors to serve until the annual meeting of stockholders in 2016;

(2)	To ratify the appointment of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending June 30, 2016;

(3)	To conduct a non-binding advisory vote to approve the compensation of the Company’s executives; and

(4)	To conduct any other business that is properly raised at the Annual Meeting.

Stockholders who owned shares of the Company’s common stock, par value $0.01 per share, at the close of business on September 23, 2015 are entitled to receive notice of and to attend and vote at the meeting.
As a stockholder of the Company, you have the right to vote on the proposals listed above. Please read the Proxy Statement carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.
You have three options in submitting your vote prior to the Annual Meeting date:

(1) You may sign and return the enclosed proxy card in the accompanying envelope;
(2) You may vote over the Internet at the address shown on your proxy card; or
(3) You may vote by Telephone using the phone number shown on your proxy card.
We are distributing this Proxy Statement to you on or about November 6, 2015, together with the accompanying proxy card and the Company’s annual report on Form 10-K, as amended, for the fiscal year ended June 30, 2015.
We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the proxy card and return it promptly in the return envelope provided, or you may vote over the Telephone or Internet by following the instructions on the proxy card or other enclosed proxy material.

QUESTIONS AND ANSWERS
The Annual Meeting.
1.    Q:     Who is asking for my proxy?

A:
Your proxy is being solicited by our Board for use at our Annual Meeting. Our directors, officers or employees may also solicit proxies on behalf of our Board, in person or by telephone, facsimile, mail or e-mail. If our directors, officers or employees solicit proxies, they will not be specially compensated. CORE will pay all costs and expenses of this proxy solicitation.

2.    Q.    What are stockholders being asked to vote on?

A:    At our Annual Meeting, stockholders will be asked to vote:

•	To elect our Board of Directors to serve until the annual meeting of stockholders in 2016;

•	To ratify the appointment of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending June 30, 2016;

•	To approve, on an advisory basis, the compensation of the Company’s executives; and

•	On any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

3.    Q.    Who is entitled to vote?

A:
The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on September 23, 2015 (the “Record Date”). As of the Record Date, the Company had outstanding 3,904,540 shares of common stock (not including 116,332 shares of unvested restricted stock), par value $0.01 per share (the “Common Stock”).

4.    Q:    How many shares may vote at the Annual Meeting?

A:	Each record holder of Common Stock is entitled to one vote per share of Common Stock owned on the Record Date.

5.    Q:    How do I vote my shares?

A:
A proxy card is included with the proxy materials being sent to you. The proxy card allows you to specify how you want your shares voted as to each proposal listed. The proxy card provides space for you to:

▪	Vote for, or withhold authority to vote for, each nominee for director;

▪	Vote for or against, or abstain from voting on, the ratification of the appointment of Hein & Associates LLP as independent public accountants for the fiscal year ending June 30, 2016;

▪	Vote for or against, or abstain from voting on, approval, on an advisory basis, of the compensation of our named executive officers.

If the proxy card is properly signed and returned to us, shares covered by the proxy card will be voted in accordance with the directions you specify on the card. The person named as proxy on the proxy card is Brad Juneau, the Company’s Chairman, President and Chief Executive Officer. Any stockholder who wishes to name a different person as his or her proxy may do so by crossing out Mr. Juneau’s name and inserting the name of another person to act as his or her proxy. In such a case, the stockholder would be required to sign the proxy card and deliver it to the person named as his or her proxy, and that person would be required to be present and vote at the Annual Meeting. Any proxy card so marked should not be mailed to the Company.

If you return a signed proxy card without having specified any choices, Mr. Juneau, named as proxy, will vote the shares represented at the Annual Meeting and any adjournment thereof as follows:

▪	FOR the election of each nominee for director;

▪	FOR ratification of the appointment of Hein & Associates LLP as independent public accountants for the fiscal year ending June 30, 2016;

▪	FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

▪	At the discretion of Mr. Juneau, as proxy, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

6.    Q:     How does the Board recommend I vote?

A:	The Board unanimously recommends that you vote:

▪	FOR the election of each nominee for director; and

▪	FOR ratification of the appointment of Hein & Associates LLP as independent public accountants for the fiscal year ending June 30, 2016; and

▪	FOR the approval, on an advisory basis, of the compensation of our named executive officers.

Our executive officers and directors who own shares of Common Stock have advised us that they intend to vote their shares in favor of the proposals presented in this Proxy Statement. As of the close of business on the record date, 3,904,540 shares of Company common stock were issued and outstanding (not including

116,332 shares of unvested restricted stock), approximately 7.0% of which were owned and entitled to be voted by CORE's executive officers and directors.

7.    Q:    What vote is required?

A:	All proposals will require an affirmative vote of a majority of the shares present in person or by proxy and voting at the Annual Meeting.

8.    Q:    What is a “quorum”?

A:
Presence at the Annual Meeting, in person or by proxy, of holders of a majority of the votes entitled to be cast by all record holders of the Company’s Common Stock will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

9.    Q:    What is the effect of an abstention or a broker non-vote?

A:
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares of the Company’s Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders as a vote against, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

10.    Q:    What does it mean if I receive more than one proxy card?

A:	If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.

11.    Q:    Can I revoke my proxy?

A:
You may revoke your proxy at any time before it is exercised at the Annual Meeting by filing with or transmitting to our corporate secretary either a notice of revocation or a properly created proxy bearing a later date. You also may attend the Annual Meeting and revoke your proxy by voting your shares in person.

12.    Q:    How will the Company solicit proxies?

A:
Proxies may be solicited in person, by telephone, facsimile, mail or e-mail by directors, officers and employees of the Company without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders.

13.    Q:    How can a stockholder communicate with the Company’s directors?

A:
The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board or the independent directors as a group, any committee of our Board of Directors or any chair of any such committee by mail. Correspondence may be addressed to any individual director by name, to the independent directors as a group or to any chair of any committee either by name or title. Mail will not be opened but will be forwarded to the Chairman of the Audit Committee or the named independent director. Mail addressed to the Board of Directors will be delivered to Brad Juneau, Chairman, President and Chief Executive Officer. Mr. Juneau is not an independent director.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, we will present the nominees named below and recommend that they be elected to serve as directors until the next annual stockholders meeting or until their successors are duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Your proxy will be voted for the election of the three nominees named below unless you give instructions to the contrary. Your proxy cannot be voted for a greater number of persons than the number of nominees named.

Nominees

Presented below is a description of certain biographical information, occupations and business experience for the past five years of each person nominated to become a director. Three directors are to be elected at the Annual Meeting. All nominees are current directors standing for reelection to the Board. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board’s size may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable. Directors of the Company hold office until the next annual stockholders meeting, until successors are elected and qualified or until their earlier resignation or removal.

On September 15, 2010, the Company’s Board of Directors established a Nominating Committee to recommend nominees for director to the Board and to insure that such nominees possess the director qualifications set forth in the Company’s Corporate Governance Guidelines. Additionally, the Nominating Committee reviews the qualifications of existing Board members before they are nominated for re-election to the Board. Once nominees are selected, the Board determines which nominees are presented to the Company’s stockholders for final approval.

Each Board member other than Brad Juneau is an independent director. The Board will also consider nominees recommended by stockholders. The Company’s Bylaws contain provisions which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Stockholders. The procedures include a requirement that notices regarding a person’s nomination be received in writing from the stockholder and by the Company’s Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. Moreover, the notice must include such nominee’s written consent to be named in the Company’s Proxy Statement and to serve if elected. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines and (c) proof of ownership, the class and number of shares, and the length of time that the shares of our common stock have been beneficially owned by each of the candidate and the proposing stockholder. Minimum qualifications include extensive business experience, a solid understanding of financial statements and a reputation for integrity. Each nominee below has been recommended by the Nominating Committee.

			Director
Name	Age	Position	Since
Brad Juneau	55	Chairman, President and	2012
		Chief Executive Officer
Joseph S. Compofelice	66	Director	2010
Joseph G. Greenberg	54	Director	2010

Brad Juneau. Mr. Juneau is co-founder of the Company and was appointed President, Chief Executive Officer and a director of the Company in August 2012 after the Company’s co-founder, Mr. Kenneth R. Peak, received a medical leave of absence. In April 2013, Mr. Juneau was elected Chairman. Mr. Juneau is the sole manager of the general partner of Juneau Exploration, L.P. (“JEX”), a company involved in the exploration and production of oil and natural gas. JEX has entered into a number of agreements and arrangements with the Company which are described under "Certain Relationships and Related Transactions". Prior to forming JEX, Mr. Juneau served as senior vice president of exploration for Zilkha Energy Company from 1987 to 1998. Prior to joining Zilkha Energy Company, Mr. Juneau served as staff petroleum engineer with Texas International Company for three years, where his principal responsibilities included reservoir engineering, as well as acquisitions and evaluations. Prior to that, he was a production engineer with Enserch Corporation in Oklahoma City. Mr. Juneau holds a Bachelor of Science degree in Petroleum Engineering from Louisiana State University. Mr. Juneau previously served as a director of Contango Oil & Gas Company from April 2012 to March 2014.

Joseph S. Compofelice. Mr. Compofelice has been a director of the Company since its inception. Since January 2014, Mr. Compofelice has been an operating partner of White Deer Energy, an energy focused private equity fund. Mr. Compofelice has served as Managing Director of Houston Capital Advisors, a boutique financial advisory, mergers and acquisitions investment service since January 2004. Mr. Compofelice also served as Chairman of the Board of Trico Marine Service, a provider of marine support vessels serving the international natural gas and oil industry, from 2004 to 2010 and as its Chief Executive Officer from 2007 to 2010. Mr. Compofelice was President and Chief Executive Officer of Aquilex Services Corp., a service and equipment provider to the power generation industry, from October 2001 to October 2003. From February 1998 to October 2000 he was Chairman and CEO of CompX International Inc., a provider of components to the office furniture, computer and transportation industries. From March 1994 to May 1998 he was Chief Financial Officer of NL Industries, a chemical producer, Titanium Metals Corporation, a metal producer and Tremont Corp. Mr. Compofelice received his Bachelor of Science degree at California State University at Los Angeles and his Masters of Business Administration at Pepperdine University.
Joseph G. Greenberg. Mr. Greenberg has been a director of the Company since its inception. Mr. Greenberg is founder and President of Alta Resources, L.L.C., an oil and natural gas exploration and production company. Prior to founding Alta Resources in 1999, Mr. Greenberg worked as an exploration geologist for Shell Oil Company and Edge Petroleum Company. Mr. Greenberg received a Bachelor of Science degree in Geology and Geophysics from Yale University in 1983, and a Masters in Geological Sciences from the University of Texas at Austin in 1986. He has over twenty-nine years of diversified experience in domestic oil and gas exploration and production.

All directors and nominees for director of the Company are United States citizens. There are no family relationships between any of our directors or executive officers.

CORPORATE GOVERNANCE

We believe that good corporate governance is important to assure that the Company is managed for the long term benefit of its stockholders. The Board and management of the Company are committed to good business practices, transparency in financial reporting and the highest level of corporate governance and ethics. The Board has specifically reviewed the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission (“SEC”) and applicable listing standards and rules to maintain its standards of good corporate governance.
The Board has reaffirmed existing policies and initiated actions adopting policies consistent with new rules and listing standards. In particular, we have:

•	Established an Audit Committee consisting solely of independent directors.

•	Adopted a formal Audit Committee Charter in September 2010, a copy of which is available on the Company’s website at www.contangoore.com

•	Empowered the Audit Committee to engage independent auditors.

•	Provided the Audit Committee with access to independent auditors and legal counsel.

•
Adopted a Code of Ethics that satisfies the definition of “code of ethics” under the rules and regulations of the SEC, a copy of which is available on the Company’s website. The Code of Ethics applies to all of the Company’s employees, including its principal executive officer, principal financial officer, and principal accounting officer.

•	Adopted a formal whistleblower protection policy.

•	Adopted a formal process for stockholders to communicate with the independent directors.

•	Adopted a formal Nominating Committee Charter in September 2010, a copy of which is available on the Company’s website at www.contangoore.com.

•	Prohibited personal loans to officers and directors.

•	Taken appropriate Board and management action to achieve timely compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding controls and procedures over financial reporting.

•	Adopted a formal Compensation Committee Charter in September 2010, a copy of which is available on the Company's website at www.contangoore.com.
Independence. After reviewing the qualifications of our current directors and nominees, and any relationships they may have with the Company that might affect their independence, the Board has determined that each director and nominee, other than Mr. Juneau, is “independent” as that concept is defined by the listing standards of the New York Stock Exchange and the applicable rules of the SEC. Mr. Juneau is an executive officer of the Company and, therefore, the Board has concluded that Mr. Juneau is not an independent director.
Corporate Authority & Responsibility. All corporate authority resides in the Board, as the representative of the stockholders. Authority is delegated to management by the Board in order to implement the Company’s mission pursuant to Delaware law and our bylaws. Such delegated authority includes the authorization of spending limits and the authority to hire employees and terminate their services. The independent members of the Board retain responsibility for selection, evaluation and the determination of compensation of the chief executive officer of the Company, oversight of the succession plan, approval of the annual budget, assurance of adequate systems, procedures and controls, and all matters of corporate governance. Members of the Board of Directors are kept informed of the Company’s business through discussions with Mr. Juneau and with key members of senior management, by reviewing materials provided to them and by participating in Board and committee meetings. Each Board member other than Mr. Juneau is independent. Additionally, the Board provides advice and counsel to senior management.

Compensation of Directors. None of the Board members has received cash compensation since the founding of the Company. During the fiscal year ended June 30, 2015, each outside director of the Company received 15,000 shares of restricted Common Stock which vest over two years, beginning with one-third vesting on the date of grant. There were no other payments for meetings attended or being chairman of a committee. Compensation of directors is determined by Mr. Juneau and the independent directors. Directors who are also employees of the Company do not receive compensation for serving as a director or as a member of a committee of the Board of Directors. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with serving as a member of the Board of Directors.

Director Compensation Table. The following table sets forth the compensation paid by the Company to non-employee directors for the fiscal year ended June 30, 2015:

	Fees earned	Stock	Option	All other
	or paid in	Awards	Awards	compensation
Name (1)	cash ($)	($)(2)	($)(3)	($)(4)	Total ($)
Joseph S. Compofelice	—	82,501	18,411	—	100,912
Joseph G. Greenberg	—	82,501	18,411	—	100,912

(1)
Brad Juneau, the Company’s Chairman, President and Chief Executive Officer, is not included in this table as he is an employee of the Company and the compensation Mr. Juneau received as an employee of the Company is shown in the Summary Compensation Table. In addition, JEX owned certain overriding royalty rights in the properties of the Company which was sold by Mr. Juneau on September 29, 2014 as described below in "Certain Relationships and Related Transactions".

(2)
The amounts shown represent expense recognized in the consolidated financial statements contained in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2015 (“2015 Consolidated Financial Statements”) related to restricted stock awards granted to non-employee directors, excluding any assumptions for future forfeitures. There were no actual forfeitures of non-employee director restricted stock awards in fiscal year 2015. These restricted stock awards were granted in January 2015 and December 2013. One-third of each restricted share grant vested immediately on the grant date and the remaining restricted shares vests one-third over the two years, on the anniversary of the grant date.

(3)
The amounts shown represent expense recognized in the 2015 Consolidated Financial Statements related to stock option awards granted to non-employee directors during the fiscal years ended June 30, 2013. No option awards were granted to non-employee directors during fiscal year 2014 or 2015. The option awards vest earlier than the scheduled vesting term upon a change in control of the Company.

(4) The Company did not pay a cash salary, have non-equity incentive plan compensation, have any type of deferred compensation program, or pay any other form of compensation to its Named Executive Officers in fiscal year 2015.

Board Size. We believe smaller to mid-size boards are more cohesive, work better together and tend to be more effective monitors than larger boards. Our Bylaws currently provide for at least three and not more than seven directors.

Annual Election of Directors. In order to create greater alignment between the Board’s and our stockholders’ interests and to promote greater accountability to the stockholders, directors are elected annually.

Meetings. Our Board has meetings as necessary. During the fiscal year ended June 30, 2015, the Board held seven meetings. During the fiscal year ended June 30, 2015, the Board passed resolutions by unanimous written consent on one occasion. All of our Board members attended 100% of all Board and applicable committee meetings and the Company’s 2014 annual meeting. We encourage our Board to attend our annual meeting of stockholders.

Committee Structure. It is the general policy of the Company that the Board as a whole will consider all major decisions. The committee structure of the Board includes the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board may form other committees as it determines appropriate. A copy of the charter for each committee is available to any stockholder who requests a copy by delivering written notice to Contango ORE, Inc., 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098. The charter for each committee is also available on our website at www.contangoore.com.

Audit Committee. The Audit Committee was established by the Board for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee recommends the appointment of independent public accountants to conduct audits of our financial statements, reviews with the accountants our quarterly and annual financial statements and the plan and results of the auditing engagement, approves other professional services provided by the accountants and evaluates the independence of the accountants. The Audit Committee also reviews the scope and adequacy of our system of internal controls and procedures over financial reporting and oversees compliance with our Code of Ethics. Members of the Audit Committee are Messrs. Compofelice (Committee Chairman) and Greenberg. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards and the applicable rules of the SEC. The Audit Committee met formally four times during the fiscal year ended June 30, 2015. The Board has determined that Mr. Compofelice is an “audit committee financial expert” as defined by the rules of the SEC.

Compensation Committee. The Compensation Committee was created by the Board for the purpose of administering the Equity Plan and the compensation for the Chief Executive Officer. Additionally, the Compensation Committee determines which executive officers and other employees may receive stock options, stock units, stock awards, stock appreciative rights and other stock based awards and the amounts of such stock based awards. Members of the Compensation Committee are Messrs. Compofelice (Committee Chairman) and Greenberg. Each member of the Compensation Committee is an “outside director” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and is “independent” as defined in the applicable rules of the SEC. The Compensation Committee met formally two times during the fiscal year ended June 30, 2015.

Nominating Committee. The Nominating Committee was created by the Board for the purpose of overseeing the identification, evaluation and selection of qualified candidates for appointment or election to the Board. The Nominating Committee identifies individuals qualified to become Board members and recommends to the Board nominees for election as directors of the Company, taking into account that the Board as a whole shall have competency in industry knowledge, accounting and finance, and business judgment. While the Company does not have a formal diversity policy, the Nominating Committee seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions that they can make to the Company. The Nominating Committee shall give the same consideration to candidates for director nominees recommended by Company stockholders as those candidates recommended by others. Members of the Nominating Committee are Messrs. Greenberg (Committee Chairman) and Compofelice. Each member of the Nominating Committee is independent as independence for nominating committee members is defined in the applicable listing standards and the applicable rules of the SEC. The Nominating Committee met formally two times during the fiscal year ended June 30, 2015.

Board Leadership Structure. The Board of Directors has elected Mr. Juneau as both Chairman and Chief Executive Officer for a number of reasons. Mr. Juneau is a co-founder of the Company and, through JEX, initially acquired the Tetlin Leased Property from the Village of Tetlin. Furthermore, we believe that the advantages of having a single Chief Executive Officer and Chairman with extensive knowledge of our Company outweigh potential disadvantages. The Board has chosen the combined CEO and Chairman role because it provides an effective balance between management of the Company and non-employee director participation in our Board process and because of Mr. Juneau’s knowledge of and experience in our operations.
Risk Oversight. We administer our risk oversight function through our Audit Committee and our Compensation Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board. Our Compensation Committee is responsible for overseeing the management of risks related to our compensation arrangements.
More information about the Company’s corporate governance practices and procedures is available on the Company’s website at www.contangoore.com.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF CORE, TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF OUR AUDITORS
The Board has appointed Hein & Associates LLP (“Hein”), independent public accountants, for the examination of the accounts and audit of our financial statements for the fiscal year ending June 30, 2016. At the Annual Meeting, the Board will present a proposal to the stockholders to approve and ratify the engagement of Hein. The Board expects that representatives of Hein will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and to respond to appropriate questions. The Audit Committee will consider the failure to ratify its selection of Hein as independent public accountants as a direction to select other auditors for the fiscal year ending June 30, 2016.
In October 2016, the Audit Committee completed a competitive process to determine the independent public accounting firm for the fiscal year ending June 30, 2016. As a result of this process, the Committee approved the engagement of Hein as the Company’s independent public accounting firm for the fiscal year ending June 30, 2016. On November 2, 2015, the Company informed Hein of the Committee’s decision and formally engaged Hein on November 2, 2015. On November 2, 2015, the Company informed BDO USA, LLP (“BDO”), the independent public accountant who was previously engaged as the principal accountant, that the Company engaged a new independent public accounting firm.
The report of BDO on the Company’s consolidated financial statements for the fiscal year ended June 30, 2015 and the report from UHY LLP (“UHY”) on the Company’s consolidated financial statements for the fiscal year ended June 30, 2014 do not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles generally accepted in the United States of America (“GAAP”).
During the Company’s two most recent fiscal years ended June 30, 2015 and June 30, 2014, and through the date hereof, there were (1) no disagreements with BDO or UHY, respectively, on any matter of GAAP or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO or UHY, respectively, would have caused BDO or UHY to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
The Company provided both BDO and UHY with a copy of the Company’s Current Report on Form 8-K dated November 4, 2015 prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that both BDO and UHY furnish the Company with a letter addressed to the SEC stating whether both BDO and UHY agree with the above statements. The letters from both BDO and UHY are filed with the Company’s Current Report dated November 4, 2015 on Form 8-K as Exhibits 16.1 and 16.2. The Board expects that representatives of BDO will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire, and to respond to appropriate questions.

During the Company’s two most recent fiscal years ended June 30, 2015 and June 30, 2014, and during the subsequent interim period through November 2, 2015, neither the Company, nor anyone on its behalf, has consulted Hein with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees

Aggregate fees for professional services rendered to us by BDO, the Company’s independent public accountants, for the fiscal year ended June 30, 2015 and by UHY, the Company’s independent public accountants for the fiscal year ended June 30, 2014, were:

	Year Ended June 30,
Category of Service	2015	2014
Audit Fees	$24,323	$57,403
Audit-Related Fees	—	—
Tax Fees	—	—
All Other	—	—
	$24,323	$57,403

The Audit Fees for the years ended June 30, 2015 and 2014 were for professional services rendered in connection with the audit of the Company’s consolidated financial statements for the years ended June 30, 2015 and 2014, issuance of consents, quarterly reviews and assistance with and review of documents filed with the SEC.

There are no other fees for services rendered to us by BDO or UHY. Neither BDO nor UHY provided to us any financial information systems design or implementation services during fiscal year ended June 30, 2015.

Audit Committee Pre-Approval Policies and Procedures

All of the 2015 audit services provided by BDO were approved by the Audit Committee.
The Audit Committee has established pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee selects and appoints outside auditors, considers the independence and effectiveness of the outside auditors, approves the fees and other compensation to be paid to the outside auditors and is responsible for oversight of the outside auditors and reviews any revisions to the estimates of audit and non-audit fees initially approved. The Audit Committee’s procedures prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the Audit Committee. The Audit Committee receives the written disclosures required by generally accepted auditing standards. The Audit Committee annually requires the outside auditors to provide the Audit Committee with a written statement delineating all relationships between the outside auditors and the Company. The Audit Committee actively engages in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee recommends that the Board of Directors take appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ independence. The scope of services and fees are required to be compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF HEIN & ASSOCIATES LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement and to express their views on such compensation. We welcome the opportunity to give our stockholders an opportunity to vote on executive compensation at the Annual Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and our philosophy, policies and practices as described in this Proxy Statement. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote on executive compensation at our 2016 Annual Meeting of Stockholders.
We recognize that executive compensation is an important matter for our stockholders. Stockholders are encouraged to read the “Executive Compensation” section of this Proxy Statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
Text of the Resolution to be Adopted
As a matter of good corporate governance and in accordance with Section 14A of the Securities Exchange Act of 1934, the Board of Directors is asking stockholders to vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Contango ORE, Inc. (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Executive Compensation section, the 2015 Summary Compensation Table and the other related tables and disclosure in the Company’s Proxy Statement for the 2015 Annual Meeting of the Stockholders of the Company .”
As an advisory vote, this proposal is not binding on the Board or the Compensation Committee. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote in its ongoing evaluation of the Company’s executive compensation program and when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL , ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

OTHER INFORMATION

Executive Officers

The following sets forth the names, ages and positions of our executive officers together with certain biographical information as of the date of this filing:

Name	Age	Position
Brad Juneau	55	Chairman, President and Chief Executive Officer
Leah Gaines	39	Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary

Brad Juneau. Mr. Juneau is co-founder of the Company and was appointed President, Chief Executive Officer and a director of the Company in August 2012 after the Company’s co-founder, Mr. Kenneth R. Peak, received a medical leave of absence. In April 2013, Mr. Juneau was elected Chairman. Mr. Juneau is the sole manager of the general partner of JEX. JEX has entered into a number of agreements and arrangements with the Company which are described under "Certain Relationships and Related Transactions". Prior to forming JEX, Mr. Juneau served as senior vice president of exploration for Zilkha Energy Company from 1987 to 1998. Prior to joining Zilkha Energy Company, Mr. Juneau served as staff petroleum engineer with Texas International Company for three years, where his principal responsibilities included reservoir engineering, as well as acquisitions and evaluations. Prior to that, he was a production engineer with Enserch Corporation in Oklahoma City. Mr. Juneau holds a Bachelor of Science degree in Petroleum Engineering from Louisiana State University. Mr. Juneau previously served as a director of Contango Oil & Gas Company from April 2012 to March 2014.

Leah Gaines. Ms. Gaines was appointed as the Company’s Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary on October 1, 2013. Ms. Gaines has also served as Vice President and Chief Financial Officer of JEX since October 2010. Prior to joining JEX, she served as the Controller for Beryl Oil and Gas, LP and Beryl Resources LP from July 2007 to December 2009. From April 2006 to July 2007, Ms. Gaines held the position of Financial Reporting Manager at SPN Resources, a division of Superior Energy Services. From 2003 to 2006, Ms. Gaines worked as a Senior Financial Reporting Accountant at Hilcorp Energy Company. Ms. Gaines was a Principal Accountant at El Paso Corporation in its Power Asset division from 2001 to 2003. Prior to that, Ms. Gaines worked at Deloitte and Touche, LLP for three years as a Senior Auditor. Ms. Gaines graduated Magna Cum Laude from Angelo State University with a Bachelor of Business Administration in Accounting and is a Certified Public Accountant with over seventeen years of experience.
Our executive officers are elected annually by the Board and serve until their successors are duly elected and qualified or until their earlier resignation or removal. All executive officers of the Company are United States citizens. There are no family relationships between any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section of the Proxy Statement describes and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to our named executive officers.

Overview of 2015 fiscal year Performance and Compensation. We are engaged in the exploration in the State of Alaska for gold ore and associated minerals. During the fiscal year ended June 30, 2015, the Company achieved a number of objectives. The Company entered into a Master Agreement, dated September 29, 2014 (the “Master Agreement”), with Royal Gold, Inc. (“Royal Gold”) for the purpose of forming a joint venture company (the “Joint Venture Company”) to advance the exploration of our Tetlin gold exploration project (the “Tetlin Project”) near Tok, Alaska. The stockholders of the Company approved, on January 8, 2015, the transactions contemplated by the Master Agreement, the Joint Venture Company was formed by the Company and Royal Gold, and the Joint Venture Company initiated further exploration work on the Tetlin Project in May 2015 to identify additional gold and associated mineral resources. The 2015 exploration work is ongoing and has been accomplished during a timeframe of declining gold and associated mineral prices and capital availability in the mining industry. By forming the Joint Venture Company, which will be initially funded by Royal Gold, the Company has avoided the need to raise additional capital to fund exploration work and has completed the fiscal year ended June 30, 2015 with approximately $2 million of cash and cash equivalents. The Company has never paid cash compensation to its officers and directors.
Philosophy. The Company is an exploration stage organization without any source of revenue. It currently has three part-time employees. The Company will not pay any salaries or other benefits to its executive employees for the foreseeable future and until such time as the business of the Company may require cash compensation. The Company has implemented an equity compensation program for its executive officers that will provide an incentive for such officers to achieve the Company’s business objectives.
Objectives. We compete with a variety of companies and organizations to hire and retain individual talent. As a result, the primary goal of our compensation program is to help us attract, motivate and retain the best people possible. We implement this philosophy by:

•	encouraging, recognizing and rewarding outstanding performance;

•	recognizing and rewarding individuals for their experience, expertise, level of responsibility, leadership, individual accomplishment and other contributions to us; and

•	recognizing and rewarding individuals for work that helps increase our value.
We use executive compensation to align our executive officers’ goals with our mission, business strategy, values and culture.
Market Compensation Data. The Company has selected a list of five peer companies (the “Peer Group”), all of which are very small companies in the mining industry. These companies share relevant business risk and financial factors such as revenue, market capital, net income, and total assets. Companies similar in size but in unrelated industries are not included because the Company typically does not hire executives from such companies, nor would the Company be likely to lose executives to such companies:

•	Kaminak Gold Corp.

•	ATAC Resources Ltd.

•	Pilot Gold Inc.

•	Corvus Gold

•	Freegold Ventures
Components of Senior Executive Compensation. The primary element of annual compensation for senior executives is the granting of equity awards in the form of restricted stock and stock options. Compensation for each senior executive is designed to align the executive’s incentives with the long-term interests of the Company’s stockholders. The Company only has three current part-time employees and as a result, our executives are required to manage a number of different responsibilities and projects. The Company predominantly grants equity awards to create incentives for future performance. Executives receive equity awards to align their interests with our stockholders’ interests and for working toward the long-term success of the Company.

Equity Awards. The Company’s equity compensation program includes two forms of long-term incentives: restricted stock and stock options. Award size and frequency are based on each executive’s demonstrated level of performance and Company performance over time. All awards shall be made by the Compensation Committee. The Compensation Committee reviews award levels from time to time but at least, annually. In making individual awards, the Compensation Committee considers industry practices, the performance of each executive, the performance of the Company, the value of the executive’s previous awards and the Company’s views on executive retention and succession. On September 18, 2015, the Company granted Ms. Gaines 20,000 shares of restricted Common Stock and on November 12, 2014, the Company granted 15,000 shares of restricted Common Stock to Ms. Gaines, which vests over two years, beginning with one third vesting on the date of grant. On September 18, 2015, the Company granted Mr. Juneau 45,000 shares of restricted Common Stock, which vests over two years, beginning with one third vesting on the date of grant.
As of the record date, the Company had 5,696,871 million fully diluted shares.
Equity Award Mechanics. On September 15, 2010, the Board adopted the Equity Plan. Awards typically fall into two categories: annual awards and new hire and promotion awards. New hire and promotion awards are made on the date of hire or promotion, and annual awards are made annually in connection with the end of the fiscal year. From time to time the Board of Directors may make grants at other times in connection with employee retention.
All stock option awards have a per share exercise price equal to the closing price of our Common Stock on the grant date. Stock option awards and restricted stock awards vest upon the passage of time. The Board of Directors has not granted, nor does it intend in the future to grant, equity awards in anticipation of the release of material nonpublic information. Similarly, the Company has not timed, nor does it intend in the future to time, the release of material nonpublic information based upon equity award grant dates.
Deferred Compensation and Retirement Plans. The Company does not have a deferred compensation program, pension benefits, a retirement plan, or any sort of post retirement healthcare plan.
Perquisites and Other Benefits. The Company does not have any perquisites or employee benefit plans, such as medical, dental, group life and disability insurance.
Regulatory Considerations. It is the Company’s policy to make reasonable efforts to cause executive compensation to be eligible for deductibility under Section 162(m) of the Code. Under Section 162(m), the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1.0 million in any one year. Under Section 162(m), the Company may deduct compensation in excess of $1.0 million if it qualifies as “performance-based compensation”, as defined in Section 162(m). While the Company does not design its compensation programs for tax purposes, in general, the Equity Plan is designed to allow awards and grants to be eligible for deductibility under Section 162(m).
Employment and Severance Agreements. We have no employment or severance agreement with any executive officer.
Compensation Risk Management. The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. None of our officers has received cash compensation since the founding of the Company. The Compensation Committee believes that our equity-based awards program appropriately balances risk and the desire to focus executives on specific goals important to the Company’s success, and that they do not encourage unnecessary or excessive risk taking. In addition, the Compensation Committee believes that our current equity-based awards program provides an appropriate balance between the goals of increasing the price of our Common Stock and avoiding risks that could threaten our growth and stability.

Other Compensation Arrangements. Mr. Juneau was appointed the President and Chief Executive Officer of the Company in August 2012 and in April 2013, Mr. Juneau was elected Chairman. Mr. Juneau is the sole manager of the general partner of JEX which has entered into a number of agreements and arrangements with the Company. These agreements and arrangements are described under "Certain Relationships and Related Transactions" and have been approved by the Audit Committee of the Company.

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth certain information concerning compensation of the principal executive officer (“PEO”), the principal financial officer (“PFO”), and up to two of the most highly compensated executive officers (other than the PEO and PFO) who earned at least $100,000 for the fiscal years ended June 30, 2015, 2014 and 2013 (collectively, the “Named Executive Officers”).

			Restricted
			Stock	Option	All Other
	Fiscal	Salary	Awards	Awards	Compensation	Total
Name and Principal Position(s)	Year	($) (2)	($) (3)	($) (3)	($) (2)	($)
Brad Juneau (1)	2015	-	116,670	55,233	-	171,903
Chairman, President and	2014	-	183,955	128,000	-	311,955
Chief Executive Officer	2013	-	200,767	-	-	200,767

Leah Gaines	2015	-	48,863	21,400	-	70,263
Vice President, Chief Financial	2014	-	-	37,802	-	37,802
Officer, Treasurer and Secretary	2013	-	-	-	-	-

(1)	Mr. Juneau was appointed President and Chief Executive Officer and director of the Company in August 2012.

(2)
The Company did not pay a cash salary, have non-equity incentive plan compensation, have a deferred compensation program, or pay any other form of compensation to its Named Executive Officers in fiscal years 2015, 2014, or 2013.

(3)
These amounts do not reflect compensation actually received by the Named Executive Officer. The amounts shown represent expense recognized in the 2015, 2014, and 2013 Consolidated Financial Statements that relate to restricted stock and stock option awards, excluding any assumption for future forfeitures. The assumptions used to calculate the expense amounts shown for restricted stock and stock options granted are set forth in Note 11 to the 2015 Consolidated Financial Statements.

The Summary Compensation Table should be read in conjunction with the preceding “Compensation Discussion and Analysis,” which provides detailed information regarding our compensation philosophy and objectives.
Grants of Plan-Based Awards Table

	Option Awards
Name	Number Granted	Month Granted	Exercise Price
Brad Juneau	75,000	December 2012	$10.00
Leah Gaines	15,000	September 2013	$10.01

	Restricted Shares of Common Stock
Name	Number Granted	Month Granted	Issue Price
Brad Juneau	45,000	September 2015	$4.75
Leah Gaines	20,000	September 2015	$4.75

(1) The restricted stock vests over two years, beginning with one third vesting on the date of grant.
Potential Payments Upon Termination or a Change in Control
In December 2013, the Company amended its Incentive Stock Option Agreements with its executives and non-employee directors to include automatic vesting of stock options upon a Change of Control (as defined in the Equity Plan) of the Company. These terms are intended to encourage the executives and directors to remain with the Company through a strategic transaction while reducing employee uncertainty and distraction in the period leading up to any such event.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information concerning outstanding equity awards for each Named Executive Officer as of June 30, 2015:

Stock Awards
Equity incentive
			Equity incentive	plan awards:
			plan awards:	Market or payout
	Stock Awards		Number of	value of unearned
	Number of shares	Market value of	unearned shares,	shares, units or
	or units of stock	shares or units	units or other	other rights that
	that have not	of stock that have	rights that have	have not vested
Name	vested (#)	not vested ($) (3)	not vested (#)	($)

Brad Juneau(1)	11,666	49,581	—	—

Leah Gaines(2)	10,000	42,500	—	—

(1)	Represents restricted stock granted in December 2013. The restricted stock vest in three equal parts starting in December 2013, and fully vest in December 2015.

(2)	On November 12, 2014, the Company granted Ms. Gaines 15,000 shares of restricted Common Stock, which vests over two years, beginning with one third vesting on the date of grant.
(3) The values contained in this column were calculated by multiplying the number of shares by $4.25, which was the closing price of the Company's common stock on the last trading day of the fiscal year ended June 30, 2015.

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exerciseable	Unexerciseable	Price ($)	Date

Brad Juneau	75,000	-	$10.00	12/07/17	(1)

Leah Gaines	10,000	5,000	$10.01	09/25/18	(2)

(1)	Represents stock option awards granted on December 7, 2012. These stock options vest over two years beginning on December 7, 2012, the date of the grant.

(2)	Represents stock option awards granted in September 25, 2013. The stock options granted to Ms. Gaines vest over two years beginning on September 25, 2013, the date of the grant.

Option Exercises, Sales and Stock Vested
The following table sets forth certain information concerning vesting of restricted stock for each Named Executive Officer during the fiscal year ended June 30, 2015:

	Number of Shares	Value
	Acquired on	Realized on
Name	Vesting (#)	Vesting ($)(1)

Brad Juneau(2)	11,667	53,668

Leah Gaines(2)	5,000	30,000

(1)	The value realized on vesting is the closing market price of the Common Stock on the date of vesting, multiplied by the number of shares vested.

(2)	The closing market price on the date of vesting was $4.60 and $6.00, respectively, for restricted stock granted to Mr. Juneau and Ms. Gaines, respectively.
Equity Compensation Plans and Other Compensation Arrangements
The following table provides information as of June 30, 2015 regarding our Common Stock that may be issued upon the exercise of stock options and warrants.

Number of securities
remaining available
for future
	Number of securities		issuance under
	to	Weighted-	equity compensation
	be issued upon	average	plans
	exercise	exercise price of	(excluding securities
	of outstanding	outstanding	reflected in column
Plan Category	options	options	(b))

2010 Equity Compensation
Plan - approved by
security holders	445,000	$10.41	299,094

Equity compensation plans
not approved by
security holders	—	—	—

Under the Equity Plan, the Compensation Committee can grant stock options, restricted stock awards stock appreciation rights or other stock-based awards to employees, consultants or non-employee directors of the Company. Pursuant to the terms of the Equity Plan, 1,000,000 shares of unissued Common Stock are authorized and reserved for issue under nonqualified stock options, incentive stock options and restricted stock grants. The maximum aggregate number of shares of Common Stock of the Company with respect to which all grants may be made to any individual is 100,000 shares during any calendar year.
Options may be granted to employees, consultants and non-employee directors. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-qualified stock options may be granted to employees, consultants or non-employee directors. The Compensation Committee shall determine the term of options granted to participants under the Equity Plan but in any event all options must be exercised no later than the ten years from the issue date. All options may only be exercised while a participant is employed as an employee or providing services as a consultant or non-employee director. Restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction established by the Compensation Committee and specified in the award agreement granting the restricted stock.
In making the decision to make additional grants and/or awards, the Compensation Committee would consider factors such as the size of previous grants/awards and the number of stock options and shares of stock already held and the degree to which increasing that ownership stake would provide the additional incentives for future performance, the likelihood that the grants/awards would encourage the executive officer to remain with the Company and the value of the executive’s service to the Company.
The Independent Directors of the Board of Directors
Joseph S. Compofelice
Joseph G. Greenberg

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables show the ownership of our Common Stock as of our record date, September 23, 2015, by (i) each person known by us to beneficially own 5% or more of our outstanding shares of Common Stock, (ii) each of our non-employee nominee directors, (iii) our executive officers, and (iv) our executive officers and nominee directors taken together as a group. Unless otherwise indicated, each person named in the following table has the sole power to vote and dispose of the shares listed next to his name.

Our 5% Stockholders
To the Company’s knowledge, the following stockholders beneficially owned more than 5% of our outstanding shares of Common Stock, as set forth below, as of the Company's record date, September 23, 2015:

	Name and Address of	Amount of Beneficial	Percent of
Title of Class	Beneficial Owner (1)	Ownership (2)	Class

Common Stock	Estate of Kenneth R. Peak (3)	863,116	21.4%
Common Stock	Hexagon (4)	500,000	12.0%
Common Stock	Donald and Amy Gillen Kinderock Resources Ltd. General Resources Inc. (5)	917,799	22.1%
Common Stock	Henry Gordon Kelclay Strata Resources Inc. (6)	400,000	9.9%

Directors and Executive Officers

		Amount of Beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner (1)	Ownership (2)	Class

Directors Who Are Not Employees
Common Stock	Joseph S. Compofelice (7)	87,932	2.2%
Common Stock	Joseph G. Greenberg (7)	81,738	2.1%

Executive Officers
Common Stock	Brad Juneau (8)	401,466	9.8%
Common Stock	Leah Gaines (9)	50,000	1.3%

Directors and Officers Combined
Common Stock	All current directors and executive officers
	as a group (4 persons)	621,136	14.6%

*    Less than 1%.

(1)	Unless otherwise noted, the address of the members of the Board and our executive officers is 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 23, 2015 and any restricted stock owned within this period, are deemed outstanding. Applicable percentages are based on 3,904,540 shares outstanding on September 23, 2015, adjusted as required by the rules. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(3)	Based upon information contained in its Form 4 filing, the address of the Estate of Kenneth R. Peak is 200 Pheasant Run Place, Findlay OH 45840.

(4)	Hexagon LLC's address is 730 17th Street Denver, CO 80202.

(5)
Donald Gillen is the spouse of Amy Gillen. Donald Gillen is the principal shareholder and sole director and officer of General Resources Inc.. Amy Gillen is the principal shareholder, and Donald Gillen is the sole director and officer, of Kinderock Resources Ltd. Donald and Amy Gillen’s address is 21 Capilano Drive, Saskatoon, Saskatchewan, Canada S7K 4A4.

(6)	Henry Gordon's address is 335 High St, Denver, CO 80218.

(7)	Includes options to purchase 40,000 shares which are currently exercisable.

(8)	Includes options to purchase 75,000 shares which are currently exercisable.

(9)
Ms. Gaines was appointed Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary on October 1, 2013. Of the options beneficially owned by Ms. Gaines, 15,000 are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such reports, we believe that all such reports required by Section 16(a) of the Exchange Act were in compliance with such filing requirements during the fiscal year ended June 30, 2014.
Certain Relationships and Related Transactions
In March 2013, the Company completed the issuance and sale of an aggregate of 1,230,999 units (“Units”) at a price of $12.00 per Unit with each Unit consisting of (i) one share of the Company's common stock, par value $0.01 per share and (ii) a five-year warrant to purchase one (1) share of Common Stock at $10.00 per share, in a private placement for total proceeds of approximately $14.1 million. Both Mr. Peak, our then Chairman, and Mr. Juneau, our President and Chief Executive Officer, invested in the private placement. See “Security Ownership of Certain Beneficial Owners and Management” for more information regarding the Estate of Mr. Peak and Mr. Juneau’s respective holdings.
In August 2012, Mr. Juneau was elected President, Chief Executive Officer and a director of the Company and in April 2013, Mr. Juneau was also elected Chairman. Mr. Juneau is the sole manager of the general partner of JEX. JEX entered into a Mineral Lease dated effective July 15, 2008 covering approximately 675,000 acres (the “Tetlin Lease”) with the Tribe of Tetlin, also known as the Tetlin Village Council, an Alaska Native Tribe, and acquired certain State of Alaska Mining Claims prospective for gold and related minerals covering approximately 18,560 acres (the “Tetlin Claims”).
Contango Mining Company (“Contango Mining”), a wholly-owned subsidiary of Contango Oil & Gas Company (“Contango”), was formed in October 2009 for the purpose of engaging in exploration in the State of Alaska for (i) gold ore and associated minerals and (ii) rare earth elements. Contango Mining initially acquired a 50% interest in the Tetlin Claims in Alaska from JEX in exchange for $1 million and a 1% overriding royalty interest (“ORRI”) in the properties under a Joint Exploration Agreement (the “Joint Exploration Agreement”). We believe JEX expended approximately $1 million on exploratory activities and related work on the properties prior to selling the initial 50% interest to Contango Mining. Contango Mining also agreed to fund the next $2 million of exploration costs. During the fiscal year ended June 30, 2011 and 2010, Contango Mining paid JEX approximately $0.9 million and $0.5 million, respectively, for exploration costs incurred by JEX in the State of Alaska.
In September 2010, Contango Mining acquired the remaining 50% interest in the properties by increasing the ORRI granted to JEX in the acquired properties to 3% pursuant to an Amended and Restated Conveyance of Overriding Royalty Interest (the “Amended ORRI Agreement”). Contango Mining assumed control of the exploration activities and JEX and Contango Mining terminated the Joint Exploration Agreement. In September 2012, the Company and JEX entered into an Advisory Agreement in which JEX agreed to assist the Company in acquiring additional properties in the State of Alaska in return for a 2% ORRI in any such properties acquired through the term of the Advisory Agreement.

On September 29, 2014, the Company and JEX terminated the Advisory Agreement, and JEX sold its entire 3% and 2% ORRIs to Royal Gold.
The Company currently subleases office space from JEX at 3700 Buffalo Speedway, Suite 925, Houston, TX 77098 for approximately $11,000 per fiscal quarter. The sublease expires on February 29, 2016.
Related Person Transaction Policies and Procedures
The Company has instituted policies and procedures for the review, approval and ratification of “related person” transactions as defined under SEC rules and regulations. Our Audit Committee Charter requires management to inform the Audit Committee of all related person transactions. Examples of the type of transactions the Audit Committee reviews include payments made by the Company directly to a related person (other than in his or her capacity as a director or employee), or to an entity in which the related person serves as an officer, director, employee or owner, and any other transaction where a potential conflict of interest exists. In order to identify any such transactions, among other measures, the Company requires its directors and officers to complete questionnaires identifying transactions with any company in which the officer or director or their family members may have an interest. In addition, our Code of Ethics requires that the Audit Committee review and approve any related person transaction before it is consummated. The Audit Committee of the Company has reviewed and approved all agreements and arrangements described above in "Certain Relationships and Related Transactions."
REPORT OF THE AUDIT COMMITTEE
The Audit Committee is a standing committee of the Board of Directors, which met four times during the fiscal year ended June 30, 2015. The Audit Committee consists of two members, Joseph S. Compofelice (Chairman), and Joseph G. Greenberg, each of which is independent as defined in the listing standards. The Board of Directors has designated Mr. Compofelice as the “audit committee financial expert” as defined by SEC rules. The Audit Committee assists, advises and reports regularly to the Board in fulfilling its oversight responsibilities related to:

•	The integrity of the Company’s financial statements

•	The Company’s compliance with legal and regulatory requirements

•	The independent auditor’s qualifications and independence

•	The performance of the Company’s outside auditors

In meeting its responsibilities, the Audit Committee is expected to provide an open channel of communication with management, the outside auditors and the Board. The Audit Committee’s specific responsibilities are set forth in its charter, as amended.
The Audit Committee has reviewed and discussed the Company’s audited consolidated balance sheet as of June 30, 2015 and consolidated statements of income, cash flows and stockholders’ equity for the year ended June 30, 2015 with the Company’s management. The Audit Committee has discussed with BDO USA, LLP, the Company’s independent auditors, the matters required to be discussed concerning the accounting methods used in the financial statements.
The Audit Committee has also received and reviewed the written disclosures and the letter from BDO USA, LLP required by the SEC and the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T (concerning matters that may affect an auditor’s independence), and has discussed with BDO USA, LLP their independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 for filing with the SEC.
This report is submitted on behalf of the Audit Committee.
Joseph S. Compofelice, Chairman
Joseph G. Greenberg

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING OF STOCKHOLDERS IN 2016
Proposals of stockholders, including candidates proposed by nomination, intended to be presented at next year’s annual meeting of stockholders must be received by Leah Gaines at Contango ORE, Inc.’s principal office located at 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098 no later than October 16, 2016. If the date of the annual meeting for 2016 is moved by more than 30 days from the first anniversary of this year’s Annual Meeting, then the deadline for receiving stockholder proposals shall be a reasonable time before the Company begins to print and mail the Proxy Statement for the 2016 annual meeting.

ADVANCE NOTICE PROCEDURES FOR NEXT YEAR’S ANNUAL MEETING
The Company advises stockholders that, until further notice, notice of a stockholder-sponsored proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e. a proposal to be presented at the next annual meeting of stockholders that has not been submitted for inclusion in the Company’s Proxy Statement) shall be submitted no earlier than August 12, 2016 and no later than October 16, 2016, after which time such proposal will be considered untimely under the SEC’s proxy rules.

OTHER PROPOSED ACTIONS
The Board is not aware of any other business that will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. To request separate or multiple delivery of these materials now or in the future a shareholder may submit a written request to Leah Gaines, Contango ORE, Inc., 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098, telephone number (713) 877-1311.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including Contango ORE, Inc., who files electronically with the SEC. The address of that site is www.sec.gov.
Investors may also consult our website for more information about us. Our website is www.contangoore.com. Information included on this web site is not incorporated by reference into this proxy statement.
The SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement.
This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC. These documents contain important information about us, our financial condition or other matters.

•	Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

•	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014.

•	Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2014.

•	Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, as amended.

•	Current Reports on Form 8-K, filed December 4, 2014, December 18, 2014, January 9, 2015, October 9, 2015 and November 4, 2015.
In addition, we incorporate by reference any future filings we make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of our meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed.

By order of the Board of Directors
/s/ Brad Juneau
Brad Juneau
Chairman, President and Chief Executive Officer

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 16, 2015.

Vote by Internet

- Go to **www.investorvote.com/CTGO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. The election of the following nominees to our board of directors to serve until the annual meeting of stockholders in 2016;

	For	Against	Abstain
1a. Brad Juneau	☐	☐	☐
1b. Joseph S. Compofelice	☐	☐	☐
1c. Joseph G. Greenberg	☐	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending June 30, 2016;	☐	☐	☐
3. The approval of, on an advisory basis, the compensation of the Company's executives;	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 5 1 5 8 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

026AVE

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Form 10-K is/are available at:
www.contangoore.com/proxy

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CONTANGO ORE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS CALLED FOR
DECEMBER 16, 2015

The undersigned stockholder(s) of CONTANGO ORE, INC., a Delaware corporation, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 4, 2015, hereby appoint(s) Brad Juneau as Proxy, with the power to appoint a substitute and hereby authorize(s) him to represent the undersigned at the Annual Meeting of Stockholders of CONTANGO ORE, INC. to be held on Wednesday, December 16, 2015, at 10:30 a.m., Central Time, at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, FOR RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S EXECUTIVES. THE PERSON NAMED AS PROXY WILL USE HIS DISCRETION WITH RESPECT TO ANY MATTER PROPERLY BROUGHT BEFORE THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Continued and to be signed on reverse side.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. The election of the following nominees to our board of directors to serve until the annual meeting of stockholders in 2016;

	For	Against	Abstain
1a. Brad Juneau	☐	☐	☐
1b. Joseph S. Compofelice	☐	☐	☐
1c. Joseph G. Greenberg	☐	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for the fiscal year ending June 30, 2016;	☐	☐	☐
3. The approval of, on an advisory basis, the compensation of the Company's executives;	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 5 1 5 8 7 2

026AWE

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Form 10-K is/are available at:
www.contangoore.com/proxy

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — CONTANGO ORE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS CALLED FOR DECEMBER 16, 2015

The undersigned stockholder(s) of CONTANGO ORE, INC., a Delaware corporation, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated November 4, 2015, hereby appoint(s) Brad Juneau as Proxy, with the power to appoint a substitute and hereby authorize(s) him to represent the undersigned at the Annual Meeting of Stockholders of CONTANGO ORE, INC. to be held on Wednesday, December 16, 2015, at 10:30 a.m., Central Time, at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD, FOR RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND FOR THE APPROVAL OF, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S EXECUTIVES. THE PERSON NAMED AS PROXY WILL USE HIS DISCRETION WITH RESPECT TO ANY MATTER PROPERLY BROUGHT BEFORE THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Continued and to be signed on reverse side.